Application Of New And Revised International Financial Reporting Standards (Ifrs), International Accounting Standards (Ias), Ifric Interpretations (Ifric), And Sic Interpretations (Sic) Issued By The International Accounting Standards Board (Iasb) (Collectively, "Ifrss") - Summary of Impact on Assets, Liabilites and Equity by the Application of IFRS 15 as Compared to IAS 18 (Detail) - Increase (decrease) due to application of IFRS 15 [member]
$ in Millions
12 Months Ended
Dec. 31, 2018 TWD ($)
Disclosure of initial application of standards or interpretations [line items]
Decrease in inventories	$ (29.6)
Increase in contract assets	52.5
Increase in investments accounted for using equity method	15.2
Total effect on assets	38.1
Decrease in provisions - current	(22,672.6)
Increase in accrued expenses and other current liabilities	22,671.6
Increase in income tax payable	4.8
Total effect on liabilities	3.8
Increase in retained earnings	31.8
Increase in non-controllinginterests	2.5
Total effect on equity	$ 34.3